Exhibit 99.1

ANTHEM NAMES JOHN GALLINA CHIEF FINANCIAL OFFICER

Wayne DeVeydt to Step Down Due to Family Commitments and Philanthropic Work

INDIANAPOLIS, IN – May 4, 2016 – Anthem, Inc. (NYSE: ANTM) announced today that John E. Gallina has been named Executive Vice President and Chief Financial Officer, effective June 1, 2016. Mr. Gallina succeeds Wayne S. DeVeydt, who, after more than a decade of service to Anthem, including 9 years in the Executive Vice President and Chief Financial Officer role, has decided to step down from the position effective May 31, 2016 due to family commitments and philanthropic work.

Mr. Gallina has been with Anthem or one of its affiliated companies since 1994. Mr. Gallina currently serves as Senior Vice President, Chief Financial Officer, for Anthem’s Commercial and Specialty Business Division. Mr. Gallina has also served in other leadership positions at Anthem, including Senior Vice President, Chief Accounting Officer and Chief Risk Officer, Senior Vice President, Internal Audit and Continuous Improvement, and Chief Financial Officer for Comprehensive Health Services. Prior to joining Anthem, Mr. Gallina spent 12 years with Coopers & Lybrand.

“Throughout his tenure at Anthem, Wayne DeVeydt has committed his considerable talents to serve our company,” said Joseph R. Swedish, Chairman, President and Chief Executive Officer, Anthem. “Wayne has been a valued member of our executive team and has played an important role during a period of dynamic change in our industry. Wayne informed me earlier this year that he was considering stepping down at some point in 2016 in order to spend more time with his family and to focus on charitable causes which have become increasingly important to him. Given the progress we have made with regard to the regulatory review of our Cigna acquisition and the work underway to identify the new leadership team for the combined company, Wayne felt that it would be best to step down from his role at this point. On behalf of the Board of Directors, I would like to thank Wayne for his service to our company. On a personal note, it has been a great pleasure to work with Wayne. I know I speak for all Anthem associates in thanking Wayne for his leadership, partnership and commitment, and wishing him and his family well as they begin this new chapter in their lives.”

Mr. Swedish added, “We are pleased to name John Gallina as Anthem’s Executive Vice President and Chief Financial Officer. John has been an instrumental member of our organization for many years. I have worked closely with John and I am confident that he has the expertise and readiness to take on this important responsibility as Chief Financial Officer for our company. John’s long tenure and experience in our Finance organization, together with his broad recognition as a leader within our company, will be invaluable as he begins this new role.”

“It has been a great privilege to serve as Chief Financial Officer of Anthem and to have the opportunity to work with such an extraordinary organization,” said Mr. DeVeydt. “While the decision to step down from my role was not easy, it is the right thing for my family and me at this time. I am pleased that John has been appointed as my successor and he will be a great asset in this new role.”

“I am honored to assume the role of Chief Financial Officer at this important time in Anthem’s history,” said Mr. Gallina. “I look forward to working with Joe, the entire Anthem leadership team and our Board of Directors as we work to complete the Cigna acquisition, which is scheduled to close in the second half of 2016. From a longer-term perspective, I am excited to have the opportunity to play a larger role as Anthem continues our work as America’s valued health partner in providing increased access to high quality healthcare.”

The Company continues to expect net income for full year 2016 to be greater than $9.65 per share, including greater than $1.15 per share of net unfavorable items. Excluding these items, adjusted net income is still expected to be greater than $10.80 per share. This guidance includes no additional net adjustment items beyond those reported in our first quarter 2016 earnings release.

About Anthem, Inc.

Anthem is working to transform health care with trusted and caring solutions. Our health plan companies deliver quality products and services that give their members access to the care they need. With over 72 million people served by its affiliated companies, including more than 39 million enrolled in its family of health plans, Anthem is one of the nation’s leading health benefits companies. For more information about Anthem’s family of companies, please visit www.antheminc.com/companies.

Contacts:

Investor Relations

Douglas Simpson, 317-488-6181

Media

Jill Becher, 262-523-4764

Forward-Looking Statements

This document contains certain forward-looking information about us that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. These risks and uncertainties include: those discussed and identified in our public filings with the U.S. Securities and Exchange Commission, or SEC; increased government participation in, or regulation or taxation of health benefits and managed care operations, including, but not limited to, the impact of the Patient Protection and Affordable Care Act and the Health Care and Education Reconciliation Act of 2010, or Health Care Reform; trends in health care costs and utilization rates; our ability to secure sufficient premium rates including regulatory approval for and implementation of such rates; our participation in federal and state health insurance exchanges under Health Care Reform, which have experienced and continue to experience challenges due to implementation of initial and phased-in provisions of Health Care Reform, and which entail uncertainties associated with the mix and volume of business, particularly in our Individual and Small Group markets, that could negatively impact the adequacy of our premium rates and which may not be sufficiently offset by the risk apportionment provisions of Health Care Reform; the ultimate outcome of our pending acquisition of Cigna Corporation (“Cigna”) (the “Acquisition”), including our ability to achieve the synergies and value creation contemplated by the Acquisition within the expected time period, or at all, and the risk that unexpected costs will be incurred in connection therewith; the ultimate outcome and results of integrating our and Cigna’s operations and disruption from the Acquisition making it more difficult to maintain businesses and operational relationships; the possibility that the Acquisition does not close, including, but not limited to, due to the failure to satisfy the closing conditions, including the receipt of required regulatory approvals; the risks and uncertainties detailed by Cigna with respect to its business as described in its reports and documents filed with the SEC; our ability to contract with providers on cost-effective and competitive terms; competitor pricing below market trends of increasing costs; reduced enrollment, as well as a negative change in our health care product mix; risks and uncertainties regarding Medicare and Medicaid programs, including those related to non-compliance with the complex regulations imposed thereon and funding risks with respect to revenue received from participation therein; a downgrade in our financial strength ratings; increases in costs and other liabilities associated with increased litigation, government investigations, audits or reviews; medical malpractice or professional liability claims or other risks related to health care services provided by our subsidiaries; our ability to repurchase shares of our common stock and pay dividends on our common stock due to the adequacy of our cash flow and earnings and other considerations; non-compliance by any party with the Express Scripts, Inc. pharmacy benefit management services agreement, which could result in financial penalties, our inability to meet customer demands, and sanctions imposed by governmental entities, including the Centers for Medicare and Medicaid Services; events that result in negative publicity for us or the health benefits industry; failure to effectively maintain and modernize our information systems; events that may negatively affect our licenses with the Blue Cross and Blue Shield Association; state guaranty fund assessments for insolvent insurers; possible impairment of the value of our intangible assets if future results do not adequately support goodwill and other intangible assets; intense competition to attract and retain employees; unauthorized disclosure of member or employee sensitive or confidential information, including the impact and outcome of investigations, inquiries, claims and litigation related to the cyber-attack we reported in February 2015; changes in economic and market conditions, as well as regulations that may negatively affect our investment portfolios and liquidity; possible restrictions in the payment of dividends by our subsidiaries and increases in required minimum levels of capital and the potential negative effect from our substantial amount of outstanding indebtedness; general risks associated with mergers, acquisitions and strategic alliances; various laws and provisions in our governing documents that may prevent or discourage takeovers and business combinations; future public health epidemics and catastrophes; and general economic downturns. Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof. We do not undertake to update or revise any forward- looking statements, except as required by applicable securities laws. Investors are also advised to carefully review and consider the various risks and other disclosures discussed in our SEC reports.